EXHIBIT 10.52

                                SUPPLEMENT #2 TO
                        THE PRIVATE PLACEMENT OFFERING OF
                         CEDRIC KUSHNER PROMOTIONS, INC.


                    THE DATE OF SUPPLEMENT IS MARCH 29, 2004


     Reference is hereby made to the Subscription Agreement relating to the offering by Cedric Kushner Promotions, Inc. (the "Company") of up to $2,000,000 of the Company's 10% Convertible Promissory Notes and Warrants to purchase common stock. In connection therewith, the Company hereby informs potential subscribers to the Company's private placement offering as follows:

SEC Enforcement Action

Paragraph 4(b) of the Subscription Agreement provides, in relevant part, as follows:

     "The Purchaser and its Advisors have carefully reviewed such documents and understand the information contained therein, including the Form 8-K filed by the Company with the SEC on July 25, 2003 which gave rise to the Company being informed by the staff of the SEC that it intends to recommend that the SEC bring a civil injunction action against Cedric Kushner Promotions, Inc. and its officers and directors, alleging that they violated Section 10(b) of the Securities Exchange Act of 1934 and Exchange Rule 10b-5 thereunder. The staff also alleges that the officers violated Section 302(a) of the Public Company Accounting Reform and Investors Protection Act of 2002 and Exchange Act Rule 13a-14 thereunder. In addition, the staff further alleges that the officers and directors aided and abetted Cedric Kushner Promotions, Inc.'s violation of the Exchange Act Sections 13(a), 13(b) (2) (A), 13 (b) (2) (B) and Exchange Act Rules 12b-20 and 13a-1 thereunder;

     On March 24, 2004, the SEC brought a civil action against Cedric Kushner Promotions, Inc. and its officers and directors. The action alleges violations of the Rules and Regulations described above and in general alleges that the Company's 10-KSB, as originally filed, contained material misstatements and omissions. The remedies sought by the SEC include, but are not limited to:

     o    Monetary fines levied upon the Company and its officers and directors;
     o Removal of the Company's current officers from their positions and a prohibition from such individuals serving in such capacity for other publicly traded corporations;
     o Removal of the current members of the Company's board of directors from their positions and a prohibition from such individuals serving in such capacity for other publicly traded corporations; and
     o Permanently restraining and enjoining the Company, its officers and directors from violating the federal securities laws, rules and regulations in the future.

     The Company and its officers and directors intend to vigorously defend themselves against the SEC. If, however, the SEC were to be successful in its efforts, the Company's business, operations and financial condition could be materially adversely affected.

AS THE FOREGOING  REPRESENTS  MATERIAL  INFORMATION AND EVENTS SINCE THE DATE OF
THE SUBSCRIPTION AGREEMENT, YOU ARE REQUIRED TO ACKNOWLEDGE AND AGREE THAT YOU HAVE RECEIVED AND REVIEWED THE FORGOING INFORMATION. ACCORDINGLY, YOU MUST SIGN THIS SUPPLEMENT IN THE SPACE PROVIDE BELOW BEFORE YOUR SUBSCRIPTION CAN BE ACCEPTED.


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Name Of Subscriber


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Signature of Subscriber

Date:___________________________________


IF THE CUSTOMER WISHES TO RESCIND HIS/HER INVESTMENT, PLEASE SIGN BELOW FOR A RETURN OF FUNDS;


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Name Of Subscriber


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Signature of Subscriber